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Exhibit 32.1

Certification Pursuant to 18 U.S.C. Sec. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

        In connection with the filing by CommonWealth REIT (the "Company") of the Annual Report on Form 10-K for the year ended December 31, 2011 (the "Report"), each of the undersigned hereby certifies, to the best of his knowledge:

  1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BARRY M. PORTNOY Barry M. Portnoy Managing Trustee	/s/ ADAM D. PORTNOY Adam D. Portnoy President and Managing Trustee
/s/ JOHN C. POPEO John C. Popeo Treasurer and Chief Financial Officer
Date: February 27, 2012

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  Exhibit 32.1
Certification Pursuant to 18 U.S.C. Sec. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)